UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

Amendment No. 1 to Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2007

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)

(781) 565-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1 Consent of Independent Public Accountants
EX-99.1 Financial Statement of Commissure, dated December 31, 2006 and 2005
EX-99.2 Financial Statement of Commissure, dated June 30, 2007 and 2006
EX-99.3 Unaudited Pro Forma Combined Financial Statements

On October 4, 2007, Nuance Communications, Inc. (the “Registrant” or “Nuance”) filed a report on Form 8-K to report the completion of its acquisition of Commissure Inc. (“Commissure”). At that time, the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, the Registrant is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

(1) The historical financial statements of Commissure, including Commissure’s balance sheets as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ deficiency and cash flows for each of the two years in the period ended December 31, 2006 are being filed as Exhibit 99.1 to this Form 8-K/A.

(2) The unaudited financial statements of Commissure including Commissure’s balance sheet as of June 30, 2007, and the unaudited statements of operations, stockholders’ deficiency and cash flows for the six months ended June 30, 2007 and 2006, are being filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

(1) The unaudited pro forma combined statement of operations of Nuance Communications, Inc. for the twelve months ended September 30, 2007, giving effect to the acquisition of Commissure Inc., are included within Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

2	.1*	Agreement and Plan of Merger by and among Nuance Communications, Inc., Csonka Acquisition Corporation, Csonka Acquisition LLC, Commissure Inc., and U.S. Bank National Association, as Escrow Agent and Stockholder Representative, dated as of September 28, 2007 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on October 4, 2007).
23.1		Consent of Independent Public Accountants.
99.1		Financial statements of Commissure Inc., as of December 31, 2006 and 2005, and for each of the two years in the period ended December 31, 2006.
99.2		Financial statements of Commissure Inc., as of June 30, 2007, and for the six month periods ended June 30, 2007 and 2006.
99.3		Unaudited pro forma combined financial statements.

*	Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer

Date: November 29, 2007

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EXHIBIT INDEX

Exhibit No.		Description

2	.1*	Agreement and Plan of Merger by and among Nuance Communications, Inc., Csonka Acquisition Corporation, Csonka Acquisition LLC, Commissure Inc., and U.S. Bank National Association, as Escrow Agent and Stockholder Representative, dated as of September 28, 2007 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on October 4, 2007).
23.1		Consent of Independent Public Accountants.
99.1		Financial statements of Commissure Inc., as of December 31, 2006 and 2005, and for each of the two years in the period ended December 31, 2006.
99.2		Financial statements of Commissure Inc., as of June 30, 2007, and for the six month periods ended June 30, 2007 and 2006.
99.3		Unaudited pro forma combined financial statements.

*	Previously filed.

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